February 27, 2007

ASCENTIA LONG/SHORT FUND

A series of Trust for Professional Managers

Supplement to Prospectus and Statement of Additional Information
dated December 29, 2006

Effective immediately, Mr. Peter W. Lowden has joined Ascentia Capital Partners, LLC (the “Advisor”) as a new portfolio manager to the Ascentia Long/Short Fund (the “Fund”). The following information has been added to the portfolio manager section in the Prospectus:

Peter W. Lowden is the Chief Investment Officer of the Advisor and is jointly responsible for the day-to-day management of the Fund’s portfolio. Mr. Lowden joined the Advisor in February 2007. He has over 17 years of experience in investment management as well as extensive experience in the quantitative, fundamental and technical aspects of the securities markets with a specific emphasis on alternative portfolio management.

From 2000 to 2007, Mr. Lowden was a Principal and Vice President of Investments for Schultz Financial. He was also the Chairman of the Investment Committee and responsible for the development and communication of the firm’s investment strategy, as well as all client asset allocations and investment recommendations. Mr. Lowden has a Bachelor’s Degree from the University of Colorado and is a member of the CFA Institute.

In addition, the following paragraph in the Prospectus, with respect to Portfolio Manager Robert Jorgensen, has been revised to read as follows:

Robert Jorgensen is a Managing Partner of the Advisor, and is jointly responsible for the day-to-day management of the Fund’s portfolio. Mr. Jorgensen has been with the Advisor for one year. He has over 23 years of experience in the financial services industry, 15 years with one of the leading investment banking firms on Wall Street.

Finally, please note that the following information has been revised/added to the Portfolio Manager section of the SAI:

Portfolio Manager

As stated in the Prospectus, Mr. Robert Jorgensen and Mr. Peter Lowden are jointly responsible for the day-to-day management of the Fund’s portfolio. Mr. Jorgensen has been with the Advisor for one year and Mr. Lowden joined the Advisor in February 2007.

The following provides information regarding other accounts managed by Mr. Lowden as of February 23, 2007:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	1	$7.7 Million	1	$7.7 Million
Other Accounts	45	$6.8 Million	0	$0

As of February 26, 2007, the following Portfolio Managers beneficially owned shares of the Fund:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, Over $1,000,000)
Mr. Robert Jorgensen	$10,001-$50,000
Mr. Peter Lowden	None

Please retain this Supplement with your Prospectus for reference.

The date of this Prospectus Supplement is February 27, 2007.